Fourth Quarter and Year End 2017 Investor Call March 6, 2018 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC).  Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports.  In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on Oncor as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. (EFH) and certain of its subsidiaries and the change in indirect ownership of Oncor proposed in such proceedings; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

4th Quarter and Year End 2017 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chief Executive Q&A

Residential and Large C&I[1] Metrics

Residential Points of Delivery
End of period; thousands of meters



2,926
2,983
1.9%
2,926
3,010
2.9%
At 12/31/16
At 12/31/17
Excludes Sharyland
At 12/31/16
At 12/31/17
Includes Sharyland

Residential GWh[2]
Q4[3] '16 vs. Q4 '17 and TME[3] '16 vs. TME '17



8,826
9,245
4.7%
41,377
41,483
0.3%
Q4 '16
Q4 '17
TME '16
TME '17

Large C&I Billed MW[4] Demand (Average)
Q4 '16 vs. Q4 '17 and TME '16 vs. TME '17



17,583
17,925
1.9%
17,532
17,759
1.3%
Q4 '16
Q4 '17
TME '16
TME '17

Large C&I GWh
Q4 '16[5] vs. Q4 '17 and TME '16 vs. TME '17



17,550
18,175
3.6%
72,215
73,909
2.3%
Q4 '16
Q4 '17
TME '16
TME '17

[1] Commercial and Industrial
[2] Gigawatt-hours
[3] Q4 reflects three months ended December 31; TME reflects twelve months ended December 31.
[4] Megawatts
[5] 2016 periods adjusted for billing day variation

Oncor Electric Delivery
3

Summary of Financial Results

Adjusted Operating Revenues[1]
Q4[2] '16 vs. Q4 '17 and TME[3] '16 vs. TME '17
$ millions



958
243
715
991
250
741
3.4%
3,898
949
2,949
3,958
975
2,983
1.5%
Q4 '16
Q4 '17
TME '16
TME '17
Revenues to pass-through expenses
Revenues contributing to earnings

Adjusted Operating Revenues Increase TME '16 vs. TME '17; $ millions

Revenues Contributing to Earnings:		$ millions
Distribution base revenue		45
Transmission base revenue (TCOS):		
Billed to 3rd party wholesale customers	27	
Billed to Oncor Distribution, collected from REPs through TCRF	4	
Total transmission base revenue (TCOS)		31
AMS surcharge, energy efficiency bonus and other miscellaneous revenues		(42)
Total revenues contributing to earnings		34
Revenues to Pass-Through Expenses:		
3rd party wholesale transmission service billed to Oncor Distribution (i.e. remaining TCRF revenue)		35
Energy efficiency and other regulatory surcharges		(9)
Total revenues to pass-through expenses		26
Total operating revenues increase		60

[1] See Appendix for Reg G reconciliations and financial definitions.
[2] Q4 reflects three months ended December 31.
[3] TME reflects twelve months ended December 31.

Oncor Electric Delivery

4

Summary of Financial Results (cont.)

Adjusted EBITDA[1]
Q4[2] '16 vs. Q4 '17 and TME[3] '16 vs. TME '17
$ millions



410
436
6.3%
1,832
1,845
0.7%
Q4 '16
Q4 '17
TME '16
TME '17

Adjusted Net Income[1]
Q4 '16 vs. Q4 '17 and TME '16 vs. TME '17
$ millions



77
98
27.3%
431
440
2.1%
Q4 '16
Q4 '17
TME '16
TME '17

Adjusted Operating Cash Flow[1]
Q4 '16 vs. Q4 '17 and TME '16 vs. TME '17
$ millions



469
409
12.8%
1,412
1,459
3.3%
Q4 '16
Q4 '17
TME '16
TME '17

[1] See Appendix for Reg G reconciliations and financial definitions.
[2] Q4 reflects three months ended December 31.
[3] TME reflects twelve months ended December 31.

Oncor Electric Delivery
5

Ample Liquidity and Stable Credit Metrics

Revolving Credit Facility[1]
Balances at December 31, 2017; $ millions



2,000
(959)
1,041
21
1,062
Revolver Capacity
Borrowings and Letters of Credit
Effective Remaining Capacity
Cash
Total Available Liquidity

Adjusted EBITDA/Cash Interest[2]
TME[3] '16 vs. TME '17; Ratio



5.4x
5.3x
TME '16
TME '17

Debt/Adjusted EBITDA[2]
TME '16 vs. TME '17; Ratio



3.6x
3.8x
TME '16
TME '17

[1] In November 2017, Oncor entered into a new $2.0 billion unsecured revolving credit facility that matures in November 2022. Under the new five-year facility, Oncor has the option of requesting up to two one-year extensions and an increase in the borrowing capacity of $400 million, in increments of not less than $100 million, provided certain condition are met, including lender approvals. The new revolving credit facility replaces Oncor's previous secured revolving credit facility, which was paid in full and terminated in November 2017.
[2] See Appendix for Reg G reconciliations and financial definitions.
[3] TME reflects twelve months ended December 31.

Oncor Electric Delivery 6

One Time Non-Cash Tax Asset Revaluation in 2017 Lower Tax Rate Savings Benefit Customers Approved rate settlement would have been reduced by $125 million No Negative Impact to Earnings Lower revenue matched by lower tax expense Reduction in Operating Cash Flow Primarily elimination of bonus depreciation Incremental Rate Base Growth Reduction in deferred taxes Tax Reform Impact On Oncor Treasury – IRS Logo Photo Credit: WikiMedia Commons IRS Building Photo Credit: Susan Walsh/AP/File

Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chief Executive Q&A 4th Quarter and Year End 2017 Investor Call Agenda

Continued strong investment in transmission Load growth Reduction of grid congestion Interconnection of new generation sources Emerging physical security needs Distribution investment to connect new customers Investments in infrastructure to maintain and improve reliability Overhead and pole maintenance Underground cable replacement and rehabilitation Network equipment maintenance and planned replacements Investments in technology to support business processes and operational efficiencies Key Drivers of Capital Investment

Appendix - Regulation G Reconciliations and Financial Definitions

Measure Definition Adjusted Operating Revenues (non-GAAP) Oncor operating revenues, less operating revenues of Oncor Electric Delivery Transition Bond Company LLC (BondCo), Oncor’s wholly-owned subsidiary that was dissolved in December 2016 Adjusted Net Income (non-GAAP) Oncor net income, adjusted for the effect of the “Tax Cuts and Jobs Act,” enacted on December 22, 2017 Adjusted Operating Cash Flow (non-GAAP) Oncor cash provided by operating activities, less BondCo cash provided by operating activities Total Debt (GAAP) Long-term debt, plus long-term debt due currently and bank loans Adjusted EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges and provision in lieu of income taxes, plus depreciation and amortization and special items, less results of BondCo. EBITDA is a measure used by Oncor to assess performance. Debt/Adjusted EBITDA (non-GAAP) Total debt divided by Adjusted EBITDA is a measure used by Oncor to assess credit quality. Adjusted EBITDA/Cash Interest (non-GAAP) Adjusted EBITDA divided by cash interest is a measure used by Oncor to assess credit quality. Financial Definitions

Table 1: Oncor Adjusted Operating Revenues Reconciliation Three and Twelve Months Ended December 31, 2016 and 2017 $ millions Q4 ′16 Q4 ′17 TME ′16 TME ′17 Operating revenues – Oncor 958 991 3,920 3,958 Adjustments: Operating revenues – BondCo ‒ ‒ (22) ‒ Adjusted operating revenues, excluding BondCo 958 991 3,898 3,958

Table 2: Oncor Adjusted EBITDA Reconciliation Three and Twelve Months Ended December 31, 2016 and 2017 $ millions Q4 ′16 Q4 ′17 TME ′16 TME ′17 Net income – Oncor 77 77 431 419 Plus: Depreciation & amortization – Oncor 191 181 785 762 Provision in lieu of income taxes – Oncor 46 74 254 267 Interest expense – Oncor 83 85 336 342 Oncor EBITDA 397 417 1,806 1,790 Adjustments: Net income – BondCo ‒ ‒ ‒ ‒ Depreciation & amortization – BondCo ‒ ‒ (21) ‒ Interest expense – BondCo ‒ ‒ (1) ‒ Effects of fair value accounting (pre tax) ‒ ‒ (1) ‒ Regulatory asset amortization1 13 19 49 55 Oncor Adjusted EBITDA, excluding BondCo 410 436 1,832 1,845 1Q4 ’17 regulatory asset amortization of $17 million and $2 million recorded in O&M and Taxes Other Than Income, respectively; TME ’17 regulatory asset amortization of $53 million and $2 million recorded in O&M and Taxes Other Than Income, respectively.

Table 3: Oncor Adjusted Net Income Reconciliation Three and Twelve Months Ended December 31, 2016 and 2017 $ millions Q4 ′16 Q4 ′17 TME ′16 TME ′17 Net income – Oncor 77 77 431 419 Adjustments: Effect of TCJA 1 (after tax) ‒ 21 ‒ 21 Adjusted net income 77 98 431 440 1“Tax Cuts and Jobs Act,” enacted on December 22, 2017

Table 4: Oncor Adjusted Operating Cash Flow Reconciliation Three and Twelve Months Ended December 31, 2016 and 2017 $ millions Q4 ′16 Q4 ′17 TME ′16 TME ′17 Operating cash flow – Oncor 469 409 1,429 1,459 Adjustments: Operating cash flow – BondCo ‒ ‒ (17) ‒ Adjusted operating cash flow, excluding BondCo 469 409 1,412 1,459

Table 5: Oncor Total Debt Reconciliation At December 31, 2016 and 2017 $ millions At 12/31/16 At 12/31/17 Short-term debt 789 950 Long-term debt due currently 324 550 Long-term debt, less due currently 5,515 5,567 Total debt 6,628 7,067

Table 6: Oncor Interest and Debt Coverage Twelve Months Ended December 31, 2016 and 2017 $ millions TME ′16 TME ′17 Ref Source Interest expense and related charges – Oncor 336 342 Amortization of debt discount – Oncor (3) (3) AFUDC – Oncor 8 12 Cash interest – Oncor 341 351 Less: Interest expense – BondCo (1) ‒ Cash interest , excluding BondCo 340 351 A EBITDA, excluding BondCo 1,832 1,845 B Table 2 Total debt, excluding BondCo 6,628 7,067 C Table 5 EBITDA/cash interest – ratio (B / A) 5.4x 5.3x Debt/EBITDA – ratio (C / B) 3.6x 3.8x